UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FORM N-Q

AUGUST 31, 2014

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 135.6%
Alabama - 4.6%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$9,230,000	$10,314,802
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	1,400,000	1,536,332
Convertible CAB	0.000%	10/1/50	12,930,000	7,856,009	(a)
Subordinated Lien Warrants	6.500%	10/1/53	6,900,000	7,917,474

Total Alabama				27,624,617

Arizona - 4.9%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	3,705,000	3,976,354
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,342,950
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	10,000,000	11,454,000
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	5,500,000	6,272,695
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,362,620

Total Arizona				29,408,619

California - 21.6%
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.150%	4/1/24	7,000,000	7,060,200	(a)(b)
San Francisco Bay Area	5.125%	4/1/39	21,700,000	25,843,181	(c)
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,205,740
California Housing Finance Agency Revenue, Home Mortgage	4.700%	8/1/24	2,110,000	2,138,190	(d)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	12,500,000	13,100,875	(d)(e)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	5,000,000	5,110,550	(e)
California State, GO	0.810%	12/1/17	4,000,000	4,049,680	(a)(b)
California Statewide CDA Revenue, Methodist Hospital Project, FHA	6.625%	8/1/29	5,235,000	6,229,179
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	1,770,000	1,776,850
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	2,750,000	3,110,717
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	2,405,000	2,613,177
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Projects II	5.000%	8/1/32	3,000,000	3,381,270
Multiple Capital Projects II	5.000%	8/1/37	2,750,000	3,048,760
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	8,000,000	9,156,960
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	3,430,000	4,802,960
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	9,000,000	12,144,240
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,381,205
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/39	900,000	1,047,132
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	200,000	226,222
Senior Lien	5.750%	6/1/48	600,000	673,950
Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL	5.375%	2/1/19	590,000	591,729
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,632,465

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
California - 21.6% (continued)
San Mateo County Community College District, COP, NATL	5.000%	10/1/25	$3,000,000	$3,011,010	(c)
Shafter Wasco Irrigation District Revenue, CA, COP	5.000%	11/1/40	5,000,000	5,214,800

Total California				129,551,042

Colorado - 10.5%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	9/1/41	4,000,000	4,119,880
Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,623,580
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	14,259,146	(d)(f)
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	13,630,000	13,668,028	(d)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	24,622,920

Total Colorado				63,293,554

District of Columbia - 2.5%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	13,945,000	15,162,538

Florida - 10.2%
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/30	6,000,000	6,588,300	(d)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	11,309,300
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	12,177,152
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	10,000,000	10,675,100
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	4,857,332
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	1,340,000	1,319,404	(d)(e)
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	9,157,600
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,399,050

Total Florida				61,483,238

Georgia - 4.5%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	15,659,280
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	7,074,815
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,529,880

Total Georgia				27,263,975

Hawaii - 1.3%
Hawaii State Airports System Revenue	5.000%	7/1/39	7,000,000	7,502,880

Illinois - 7.2%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	6,415,000	7,252,029
Chicago, IL, O’Hare International Airport Revenue	5.750%	1/1/39	6,000,000	6,973,920
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	2,833,193
Depaul University	6.125%	10/1/40	5,000,000	5,825,400
Memorial Health System	5.500%	4/1/39	7,000,000	7,431,760
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	12,000,000	12,741,120

Total Illinois				43,057,422

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Indiana - 4.2%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	$5,000,000	$5,430,400
Indiana State Finance Authority Revenue:
I-69 Development Partners LLC	5.000%	9/1/46	1,750,000	1,822,642	(d)
Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/44	5,000,000	5,284,600	(d)
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,588,300
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,764,850
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,133,160	(d)

Total Indiana				25,023,952

Iowa - 1.7%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	2,450,000	2,596,755
Iowa Fertilizer Co. Project	5.250%	12/1/25	7,100,000	7,592,669

Total Iowa				10,189,424

Kentucky - 1.9%
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	11,000,000	11,523,490

Louisiana - 0.9%
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	5,000,000	5,378,750	(a)(b)

Massachusetts - 5.6%
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,435,360
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,612,210
Broad Institute Inc.	5.250%	4/1/37	8,000,000	8,960,240
Milford Regional Medical Center	5.750%	7/15/43	500,000	546,770
Massachusetts State HEFA Revenue, Suffolk University	5.750%	7/1/39	8,000,000	8,707,120	(c)
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	4,954,862
Massachusetts State School Building Authority Sales Tax Revenue	5.000%	5/15/43	3,000,000	3,414,330

Total Massachusetts				33,630,892

Michigan - 3.3%
Lansing, MI, Board of Water & Light Utility System Revenue	5.000%	7/1/37	7,000,000	7,798,490
Michigan State Building Authority Revenue, Facilities Program	5.250%	10/15/47	650,000	728,384
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit Water & Sewer	5.000%	7/1/34	950,000	971,403	(g)
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	1,270,000	1,329,144	(g)
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	1,320,000	1,358,663	(g)
Royal Oak, MI, Hospital Finance Authority Revenue:
William Beaumont Hospital	5.000%	9/1/39	2,500,000	2,730,925
William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,173,920	(c)(h)

Total Michigan				20,090,929

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Minnesota - 0.3%
Western Minnesota Municipal Power Agency Revenue	5.000%	1/1/46	$1,530,000	$1,741,201

Missouri - 2.6%
Kansa City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,153,080
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,453,300
Lutheran Senior Services	5.000%	2/1/44	2,710,000	2,857,560
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	5,000,000	5,319,200

Total Missouri				15,783,140

Nebraska - 0.5%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,230,400

Nevada - 2.3%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	12,750,000	13,535,145

New Jersey - 10.4%
New Jersey State EDA Revenue	5.000%	6/15/26	2,500,000	2,800,350
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	2,265,000	2,325,385	(d)
Continental Airlines Inc. Project	5.125%	9/15/23	2,000,000	2,111,640	(d)
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	3,161,910	(d)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	2,500,000	2,682,750	(d)
School Facilities Construction	1.650%	3/1/28	15,000,000	14,658,000	(a)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	13,805,915
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	9,450,000	10,167,255	(d)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	3,010,000	3,185,784
New Jersey State Turnpike Authority Revenue	0.530%	1/1/17	5,000,000	5,002,900	(a)
New Jersey State Turnpike Authority Revenue	0.730%	1/1/18	2,500,000	2,503,450	(a)(b)

Total New Jersey				62,405,339

New Mexico - 1.0%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,753,250

New York - 10.3%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	4,000,000	4,790,320
Goldman Sachs Headquarters	5.500%	10/1/37	1,485,000	1,833,945
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	28,634,124
MTA, NY, Revenue	5.250%	11/15/40	5,000,000	5,556,950
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	5,000,000	5,578,500
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,449,400
New York Liberty Development Corp., Liberty Revenue:
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,796,150
Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,105,570
Port Authority of New York & New Jersey	5.000%	1/15/41	3,820,000	4,292,419

Total New York				62,037,378

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
North Carolina - 0.4%
Harnett County, NC, GO, Custody Receipts, AMBAC	5.250%	6/1/24	$110,000	$110,339
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue:
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/23	1,000,000	1,000,700
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/33	1,250,000	1,250,075

Total North Carolina				2,361,114

Ohio - 2.0%
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	8,000,000	8,841,520
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	3,369,990

Total Ohio				12,211,510

Oregon - 0.2%
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	450,000	458,024	(d)
Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives	5.000%	5/1/32	510,000	510,928

Total Oregon				968,952

Pennsylvania - 2.4%
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	7,255,000	7,660,772
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	6,000,000	6,526,080

Total Pennsylvania				14,186,852

Puerto Rico - 2.7%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	2,500,000	2,066,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	8,550,000	6,687,810
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	10,000,000	7,513,400

Total Puerto Rico				16,268,110

Rhode Island - 0.9%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,561,500

South Carolina - 0.5%
South Carolina State Ports Authority Revenue	5.250%	7/1/40	2,500,000	2,739,650

Tennessee - 0.1%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	390,000	391,927

Texas - 13.2%
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/45	10,000,000	10,835,600

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas - 13.2% (continued)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Step Bond	0.000%	10/1/36	$4,000,000	$2,980,440	(a)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	1.000%	6/1/23	4,500,000	4,503,420	(a)
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,276,280	(f)
Houston, TX, Utility System Revenue, Combined First Lien	5.000%	11/15/44	1,000,000	1,144,270
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,000,000	15,921,150
New Hope Cultural Education Facilities Corp., TX, Student Housing Revenue, Collegiate Housing College Station LLC, Texas A&M University Proect	5.000%	4/1/46	750,000	812,257
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,562,550
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	16,708,050
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	1,470,000	1,618,147
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	7,000,000	8,394,120
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/27	8,550,000	9,406,539

Total Texas				79,162,823

Virginia - 0.9%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	3,000,000	3,226,680	(d)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,137,360	(d)

Total Virginia				5,364,040

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $724,944,464)				813,887,653

SHORT-TERM INVESTMENTS - 4.9%
California - 0.3%
California Statewide CDA Revenue, Kaiser Permanente	0.030%	4/1/46	1,900,000	1,900,000	(i)(j)
Eastern Municipal Water District, Water & Sewer Revenue, COP, SPA-Wells Fargo Bank N.A.	0.030%	7/1/30	300,000	300,000	(i)(j)

Total California				2,200,000

Florida - 0.0%
Miami-Dade County, FL, IDA, Professional Modification, AAR Aircraft Services Inc., LOC-Wells Fargo Bank N.A.	0.080%	8/1/18	100,000	100,000	(d)(i)(j)

Illinois - 0.5%
Illinois State Finance Authority Revenue, Northwestern Memorial Hospital-A-2	0.040%	8/15/42	1,400,000	1,400,000	(i)(j)
Illinois State Health Facilities Authority Revenue, Evanston Hospital Corp., SPA-Wells Fargo Bank N.A.	0.040%	6/1/35	1,422,000	1,422,000	(i)(j)

Total Illinois				2,822,000

Indiana - 0.3%
Indiana State Finance Authority Revenue, Lease Appropriation, SPA-JPMorgan Chase	0.040%	2/1/37	1,600,000	1,600,000	(i)(j)

Minnesota - 0.2%
Rochester, MN, Health Care Facilities Revenue:

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Minnesota - 0.2% (continued)
Mayo Clinic, SPA-Northern Trust Co.	0.030%	11/15/38	$100,000	$100,000	(i)(j)
Mayo Foundation, SPA-Bank of America N.A.	0.030%	8/15/32	1,300,000	1,300,000	(i)(j)

Total Minnesota				1,400,000

Mississippi - 0.2%
Mississippi State Business Finance Commission Gulf Opportunity Revenue, Chevron U.S.A. Inc.	0.040%	11/1/35	1,400,000	1,400,000	(i)(j)

Nevada - 0.6%
Las Vegas Valley, NV, Water District, GO:
Water Improvement, SPA-Dexia Credit Local	0.150%	6/1/36	3,255,000	3,255,000	(i)(j)
Water Improvement, SPA-Dexia Credit Local	0.150%	6/1/36	300,000	300,000	(i)(j)

Total Nevada				3,555,000

New York - 2.0%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.230%	4/1/35	2,200,000	2,200,000	(i)(j)
SPA-Dexia Credit Local	0.200%	8/1/28	2,450,000	2,450,000	(i)(j)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.200%	6/15/32	1,585,000	1,585,000	(i)(j)
SPA-Dexia Credit Local	0.200%	6/15/32	1,700,000	1,700,000	(i)(j)
New York City, NY, TFA Revenue, Future Tax Secured, SPA-Citibank N.A.	0.040%	8/1/31	1,500,000	1,500,000	(i)(j)
New York State Housing Finance Agency Revenue, Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.030%	5/1/45	400,000	400,000	(i)(j)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.200%	3/1/34	1,975,000	1,975,000	(i)(j)

Total New York				11,810,000

Pennsylvania - 0.2%
Bucks County, PA, St. Mary Hospital Authority, Catholic Health, Series B, SPA-Landesbank Hessen-Thurigen	0.040%	3/1/32	1,100,000	1,100,000	(i)(j)
Mercer County, PA, GO	0.080%	10/1/31	100,000	100,000	(i)(j)
Philadelphia, PA, Authority For Industrial Development, Gift of Life Donor Programme Project, LOC-Commerce Bank N.A.	0.040%	12/1/34	200,000	200,000	(i)(j)

Total Pennsylvania				1,400,000

Texas - 0.3%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	0.020%	12/1/43	1,600,000	1,600,000	(i)(j)

Vermont - 0.3%
Vermont State Housing Finance Agency Revenue:
AGM	0.070%	5/1/37	800,000	800,000	(d)(i)(j)
Multiple Purpose, SPA-Bank of New York Mellon	0.070%	11/1/37	900,000	900,000	(d)(i)(j)

Total Vermont				1,700,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $29,587,000)				29,587,000

TOTAL INVESTMENTS - 140.5% (Cost - $754,531,464#)				843,474,653
Auction Rate Cumulative Preferred Stock, at Liquidation Value - (41.7)%				(250,000,000)
Other Assets in Excess of Liabilities - 1.2%				6,698,165

TOTAL NET ASSETS - 100.0%				$600,172,818

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

(b)	Maturity date shown represents the mandatory tender date.

(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Security is purchased on a when-issued basis.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
FHA	— Federal Housing Administration
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCFA	— Pollution Control Financing Authority
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TFA	— Transitional Finance Authority

Summary of Investments by Industry †

Transportation	20.3%
Industrial Revenue	15.9
Health Care	13.6
Education	9.4
Water & Sewer	9.2
Pre-Refunded/Escrowed to Maturity	7.5
Power	7.2
Special Tax Obligation	5.8
Leasing	5.5
Housing	1.5
State General Obligation	0.5
Solid Waste/Resource Recovery	0.1
Local General Obligation	0.0 ‡
Short - Term Investments	3.5
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of August 31, 2014 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	5.4%
AA/Aa	30.3
A	42.3
BBB/Baa	15.2
BB/Ba	1.6
B/B	0.9
A-1/VMIG 1	3.3
NR	1.0

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$813,887,653	—	$813,887,653
Short-term investments†	—	29,587,000	—	29,587,000

Total investments	—	$843,474,653	—	$843,474,653

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$267,946	—	—	$267,946

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$94,009,273
Gross unrealized depreciation	(5,066,084)

Net unrealized appreciation	$88,943,189

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	272	12/14	$37,837,554	$38,105,500	$(267,946)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

Futures Contracts
Primary Underlying Risk	Unrealized Depreciation
Interest Rate Risk	$(267,946)

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$36,275,039

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed Municipals Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 22, 2014